UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 1, 2024
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KORE Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877- 710-5673
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange
Warrants to purchase common stock (1)	KOREGW	NONE

(1) On December 21, 2023, the New York Stock Exchange filed a Form 25 to delist the Company’s warrants and remove such securities from registration under Section 12(b) of the Exchange Act. Effective December 7, 2023, the Company’s warrants are trading on the OTC Pink Marketplace under the symbol “KOREGW.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2024, the Company entered into retention letter agreements (each a “Retention Agreement” and, collectively, the “Retention Agreements”) with certain key employees, including each of Romil Bahl, the Company’s President and Chief Executive Officer, Paul Holtz, the Company’s Executive Vice President and Chief Financial Officer, Jack Kennedy, the Company’s Executive Vice President, Chief Legal Officer and Secretary, Bryan Lubel, the Company’s Executive Vice President and General Manager, Global Industries, Tushar Sachdev, the Company’s Executive Vice President and Chief Technology Officer, and Louise Winstone, the Company’s Executive Vice President and Chief Human Resources Officer. The Compensation Committee of the Company’s Board of Directors authorized the Company to enter into the Retention Agreements to retain critical talent.

The aggregate payment under each Retention Agreement is as follows:

a.For Mr. Bahl, $196,875;
b.For Mr. Holtz, Canadian $106,769;
c.For Mr. Lubel, $105,000; and
d.For Messrs. Kennedy and Sachdev and Ms. Winstone, $78,750.

Each Retention Agreement entered into with the above Company officers provide that the Retention Payment will be paid in two equal installments, with the first no later than March 31, 2024 and the second no later than November 30, 2024, less applicable tax withholdings and deductions (each, a “Retention Payment”), provided that such individual is currently employed with the Company on the date of such payment. If prior to March 31, 2026, the officer resigns their employment (other than for “Good Reason”, as defined in the officer’s employment agreement) or they are terminated by the Company for Cause (as defined in the officer’s employment agreement), the officer is required to repay the Retention Payment to the Company no later than fifteen (15) days following the date on which such officer’s employment is terminated.

The foregoing description of the Retention Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Retention Agreements, a form of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Retention Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: February 6, 2024	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer & Secretary